Exhibit 99.2

EMPIRE STATE REALTY TRUST
Supplemental Operating and Financial Data
September 30, 2020

EMPIRE STATE REALTY TRUST
Supplement Operating
and Financial Data
September 30,2020

Third Quarter 2020

Forward-looking Statements

This presentation includes “forward looking statements” within the meaning of the federal securities laws. Forward-looking statements may be identified by the use of words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “contemplates,” “aims,” “continues,” “would” or “anticipates” or the negative of these words and phrases or similar words or phrases.

The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: (i) economic, political and social impact of, and uncertainty relating to, the COVID-19 pandemic, including (a) the effectiveness or lack of effectiveness of governmental relief in providing assistance to businesses that have suffered significant declines in revenues as a result of mandatory business shut-downs, “shelter-in-place” or “stay-at-home” orders and social distancing practices, as well as individuals adversely impacted by the COVID-19 pandemic, (b) the duration of any such orders or other formal recommendations for social distancing and the speed and extent to which revenues of the Company’s tenants, particularly retail, and the Observatory recover following the lifting of any such orders or recommendations, (c) the potential impact of any such events on the obligations of the Company’s tenants to make rent and other payments or honor other commitments, including such tenants’ ability to pay rent following the termination of temporary governmental assistance and benefits programs, (d) government moratoriums and/or limits (including temporary closure of certain court systems) which directly or indirectly abridge the enforcement of lease obligations and related guarantees, (e) the potential impact on the Company’s human capital management, including restrained productivity associated with work-from-home and risks associated with employees returning to the office, (f) international and national disruption of travel and tourism with a resulting decline in Observatory visitors, and (g) macroeconomic conditions, such as a disruption of, or lack of access to, the capital markets, and general volatility adversely impacting the market price of the Company’s Class A common stock and publicly-traded partnership units of the Operating Partnership; (ii) resolution of legal proceedings involving the Company; (iii) reduced demand for office or retail space, including as a result of the COVID-19 pandemic; (iv) changes in our business strategy; (v) changes in technology and market competition that affect utilization of our office, retail, broadcast or other facilities; (vi) changes in domestic or international tourism, including due to health crises such as the COVID-19 pandemic, geopolitical events and/or currency exchange rates, which may cause a decline in Observatory visitors; (vii) defaults on, early terminations of, or non-renewal of, leases by tenants; (viii) increases in the Company’s borrowing costs as a result of changes in interest rates and other factors, including the potential phasing out of LIBOR after 2021; (ix) declining real estate valuations and impairment charges; (x) termination or expiration of our ground leases; (xi) changes in our ability to pay down, refinance, restructure or extend our indebtedness as it becomes due and potential limitations on our ability to borrow additional funds in compliance with drawdown conditions and financial covenants; (xii) decreased rental rates or increased vacancy rates; (xiii) our failure to redevelop and reposition properties, or to execute any newly planned capital project successfully or on the anticipated timeline or at the anticipated costs; (xiv) difficulties in identifying properties to acquire and completing acquisitions; (xv) risks related to our development projects (including our Metro Tower development site) and capital projects, including the cost of construction delays and cost overruns; (xvi) impact of changes in governmental regulations, tax laws and rates and similar matters; (xvii) our failure to qualify as a REIT; and (xviii) environmental uncertainties and risks related to adverse weather conditions, rising sea levels and natural disasters. For a further discussion of these and other factors that could impact the Company’s future results, performance or transactions, see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2020, and other risks described in documents subsequently filed by the Company from time to time with the Securities and Exchange Commission.

While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. The Company disclaims any obligation to update or revise publicly any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events, or other changes after the date of this press release, except as required by applicable law. Prospective investors should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company (or to third parties making the forward-looking statements).

Third Quarter 2020

COMPANY PROFILE

Empire State Realty Trust, Inc., or the Company, is a leading real estate investment trust (REIT) that owns, manages, operates, acquires and repositions office and retail properties in Manhattan and the greater New York metropolitan area, including the Empire State Building, the world’s most famous building.

BOARD OF DIRECTORS

Anthony E. Malkin	Chairman, President and Chief Executive Officer
Leslie D. Biddle	Director, Chair of the Compensation Committee
Thomas J. DeRosa	Director
Steven J. Gilbert	Director, Lead Independent Director
S. Michael Giliberto	Director, Chair of Audit Committee and Finance Committee
Patricia S. Han	Director
R. Paige Hood	Director
James D. Robinson IV	Director, Chair of Nominating/Corporate Governance Committee

EXECUTIVE MANAGEMENT

Anthony E. Malkin	Chairman, President and Chief Executive Officer
Christina Chiu	Executive Vice President and Chief Financial Officer
Thomas P. Durels	Executive Vice President, Real Estate
Thomas N. Keltner, Jr.	Executive Vice President, General Counsel and Secretary

COMPANY INFORMATION

Corporate Headquarters	Investor Relations	New York Stock Exchange
111 West 33rd Street, 12th Floor	Greg Faje	Trading Symbol: ESRT
New York, NY 10120	IR@empirestaterealtytrust.com
www.empirestaterealtytrust.com
(212) 687-8700

RESEARCH COVERAGE

Bank of America Merrill Lynch	James Feldman	(646) 855-5808	james.feldman@baml.com
BMO Capital Markets Corp.	John Kim	(212) 885-4115	jp.kim@bmo.com
BTIG	Thomas Catherwood	(212) 738-6140	tcatherwood@btig.com
Citi	Michael Bilerman	(212) 816-1383	michael.bilerman@citi.com
	Emmanuel Korchman	(212) 816-1382	emmanuel.korchman@citi.com
Evercore ISI	Steve Sakwa	(212) 446-9462	steve.sakwa@evercoreisi.com
Green Street Advisors	Daniel Ismail	(949) 640-8780	dismail@greenstreetadvisors.com
Goldman Sachs	Richard Skidmore	(801) 741-5459	richard.skidmore@gs.com
KeyBanc Capital Markets	Jordan Sadler	(917) 368-2280	jsadler@key.com
	Craig Mailman	(917) 368-2316	cmailman@key.com
Wells Fargo Securities, LLC	Blaine Heck	(443) 263-6529	blaine.heck@wellsfargo.com

Third Quarter 2020 Financial Highlights (unaudited and dollars in thousands, except per share amounts)

	Three Months Ended
Selected Items:	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019
Revenue	$146,575	$141,030	$170,224	$194,933	$192,873
Net income (loss)	$(12,269)	$(19,618)	$8,288	$28,720	$26,784
Cash net operating income (1)	$73,037	$78,368	$81,528	$103,992	$98,757
Core funds from operations (“Core FFO”) (1)	$34,896	$39,498	$53,712	$74,935	$71,810
Core funds available for distribution (“Core FAD”) (1)	$24,083	$37,786	$37,738	$41,903	$54,650
Core FFO per share—diluted	$0.12	$0.14	$0.18	$0.25	$0.24
Diluted weighted average shares	280,940,000	283,384,000	292,645,000	296,852,000	298,151,000
Dividends declared and paid per share	$—	$0.105	$0.105	$0.105	$0.105
Portfolio Statistics:
Number of properties	20	20	20	20	20
Total rentable square footage	10,136,793	10,132,492	10,135,413	10,138,057	10,134,495
Percent occupied (2)	85.9%	85.6%	88.7%	88.6%	89.4%
Percent leased (3)	89.7%	89.6%	91.1%	91.2%	91.7%
Observatory Metrics:
Number of visitors (4)	30,000	—	422,000	894,000	1,042,000
Change in visitors year over year	(97.1%)	N/A	(29.8%)	(5.5%)	(10.7%)
Observatory revenues (5)	$4,419	$86	$19,544	$37,730	$37,575
Change in revenues year over year	(88.2%)	N/A	(5.0%)	9.2%	(6.6%)
Ratios:
Debt to Total Market Capitalization (6)	51.6%	54.3%	47.8%	28.2%	27.7%
Net Debt to Total Market Capitalization (6)	46.3%	43.7%	35.5%	25.2%	24.1%
Debt and Perpetual Preferred Units to Total Market Capitalization (6)	53.9%	56.2%	49.5%	29.7%	28.2%
Net Debt and Perpetual Preferred Units to Total Market Capitalization (6)	48.9%	46.1%	37.6%	26.8%	24.5%
Debt to Adjusted EBITDA (7)	6.9x	7.9x	7.3x	4.8x	4.6x
Net Debt to Adjusted EBITDA (7)	5.6x	5.2x	4.4x	4.1x	3.8x
Interest Coverage Ratio	2.9x	2.6x	4.3x	5.0x	4.8x
Core FFO Payout Ratio (8)	0%	83%	61%	43%	45%
Core FAD Payout Ratio (9)	0%	86%	87%	76%	59%
Class A common stock price at quarter end	$6.12	$7.00	$8.96	$13.96	$14.27
Average closing price	$6.49	$7.72	$12.24	$14.04	$14.12
Dividends per share—annualized	$—	$0.42	$0.42	$0.42	$0.42
Dividend yield (10)	0.0%	6.0%	4.7%	3.0%	2.9%
Series 2013 Private Perpetual Preferred Units outstanding ($16.62 liquidation value)	1,560,360	1,560,360	1,560,360	1,560,360	1,560,360
Series 2019 Private Perpetual Preferred Units outstanding ($13.52 liquidation value)	4,664,038	4,664,038	4,664,038	4,610,383	—
Class A common stock	171,981,257	172,332,358	176,112,860	180,877,597	179,131,090
Class B common stock	1,010,832	1,014,221	1,015,149	1,016,799	1,018,463
Operating partnership units	115,383,860	117,475,995	120,548,216	117,757,653	124,107,019

Total common stock and operating partnership units outstanding (11)	288,375,949	290,822,574	297,676,225	299,652,049	304,256,572

Notes:

(1)

Represents non-GAAP financial measures. For a discussion on what these metrics represent and why the Company presents them, see page 23 and for a reconciliation of these metrics to net income, see pages 5 and 19.

(2)	Based on leases signed and commenced as of end of period.
(3)	Represents occupancy and includes signed leases not commenced.
(4)	Reflects the number of visitors who pass through the turnstile, excluding visitors who make a second visit on the same ticket at no additional charge.
(5)	Observatory revenues include the fixed license fee received from WDFG North America, the Observatory gift shop operator. See page 16.
(6)

Market capitalization represents the sum of (i) Company’s common stock per share price as of September 30, 2020 multiplied by the total outstanding number of shares of common stock and operating partnership units as of September 30, 2020; (ii) the number of Series 2014 perpetual preferred units at September 30, 2020 multiplied by $16.62, (iii) the number of Series 2019 perpetual preferred units at September 30, 2020 multiplied by $13.52, and (iv) our outstanding indebtedness as of September 30, 2020.

(7)	Calculated based on trailing 12 months Adjusted EBITDA.
(8)	Represents the amount of Core FFO paid out in distributions.
(9)	Represents the amount of Core FAD paid out in distributions.
(10)	Based on the closing price per share of Class A common stock on September 30, 2020.
(11)

As of September 30, 2020, the Company has had conversions from operating partnership units and Class B common shares to Class A common shares totaling 59.0 million shares or approximately $361 million at a closing share price of $6.12. This represents a 72% increase in the number of Class A shares since the IPO.

Third Quarter 2020 Property Summary - Same Store Net Operating Income (“NOI”) by Quarter (unaudited and dollars in thousands)

	Three Months Ended
	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019
Same Store Total Portfolio
Revenues	$140,698	$139,610	$150,123	$155,664	$152,633
Operating expenses	(67,363)	(61,661)	(73,053)	(76,051)	(79,824)

Same store property NOI	73,335	77,949	77,070	79,613	72,809
Straight-line rent	(395)	2,710	(8,193)	(6,276)	(5,174)
Above/below-market rent revenue amortization	(679)	(1,366)	(908)	(1,530)	(1,682)
Below-market ground lease amortization	1,957	1,958	1,958	1,958	1,957

Total same store property cash NOI—excluding lease termination fees	$74,218	$81,251	$69,927	$73,765	$67,910

Percent increase over prior year	9.3%	18.0%	4.8%	6.9%	2.0%

Property cash NOI	$74,218	$81,251	$69,927	$73,765	$67,910
Observatory cash NOI	(1,512)	(3,916)	11,390	28,987	28,486
Lease termination fees	331	1,033	211	1,240	2,361

Total portfolio same store cash NOI	$73,037	$78,368	$81,528	$103,992	$98,757

Same Store Manhattan Office Portfolio (1)
Revenues	$121,348	$119,445	$128,909	$132,672	$130,214
Operating expenses	(57,642)	(52,619)	(62,670)	(65,509)	(68,516)

Same store property NOI	63,706	66,826	66,239	67,163	61,698
Straight-line rent	(380)	1,774	(8,338)	(6,705)	(5,319)
Above/below-market rent revenue amortization	(679)	(1,366)	(908)	(1,530)	(1,682)
Below-market ground lease amortization	1,957	1,958	1,958	1,958	1,957

Total same store property cash NOI—excluding lease termination fees	64,604	69,192	58,951	60,886	56,654
Lease termination fees	282	863	159	995	835

Total same store property cash NOI	$64,886	$70,055	$59,110	$61,881	$57,489

Same Store Greater New York Metropolitan Area Office Portfolio
Revenues	$15,930	$16,529	$16,915	$18,771	$18,137
Operating expenses	(7,870)	(7,230)	(8,479)	(8,663)	(9,373)

Same store property NOI	8,060	9,299	8,436	10,108	8,764
Straight-line rent	23	331	12	285	(42)
Above/below-market rent revenue amortization	—	—	—	—	—
Below-market ground lease amortization	—	—	—	—	—

Total same store property cash NOI—excluding lease termination fees	8,083	9,630	8,448	10,393	8,722
Lease termination fees	49	170	52	245	710

Total same store property cash NOI	$8,132	$9,800	$8,500	$10,638	$9,432

Same Store Standalone Retail Portfolio
Revenues	$3,420	$3,636	$4,299	$4,221	$4,282
Operating expenses	(1,851)	(1,812)	(1,904)	(1,879)	(1,935)

Same store property NOI	1,569	1,824	2,395	2,342	2,347
Straight-line rent	(38)	605	133	144	187
Above/below-market rent revenue amortization	—	—	—	—	—
Below-market ground lease amortization	—	—	—	—	—

Total same store property cash NOI—excluding lease termination fees	1,531	2,429	2,528	2,486	2,534
Lease termination fees	—	—	—	—	816

Total same store property cash NOI	$1,531	$2,429	$2,528	$2,486	$3,350

Note:

(1)	Includes 506,452 rentable square feet of retail space in the Company’s nine Manhattan office properties.

Third Quarter 2020 Net Operating Income (“NOI”), Initial Free Rent Burn-Off and Signed Leases Not Commenced (unaudited and dollars in thousands)

	Three Months Ended
Reconciliation of Net Income to NOI and Cash NOI	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019
Net income (loss)	$(12,269)	$(19,618)	$8,288	$28,720	$26,784
Add:
General and administrative expenses	14,517	18,149	15,951	16,618	14,421
Depreciation and amortization	44,733	52,783	46,093	46,409	44,260
Interest expense	23,360	23,928	19,704	18,534	19,426
Income tax expense (benefit)	38	(2,450)	(382)	1,210	1,338
Impairment charges	1,259	4,101	—	—	—
IPO litigation expense	1,165	—	—	—	—
Less:
Third-party management and other fees	(283)	(301)	(346)	(299)	(304)
Interest income	(366)	(1,526)	(637)	(1,352)	(2,269)

Net operating income	72,154	75,066	88,671	109,840	103,656
Straight-line rent	(395)	2,710	(8,193)	(6,276)	(5,174)
Above/below-market rent revenue amortization	(679)	(1,366)	(908)	(1,530)	(1,682)
Below-market ground lease amortization	1,957	1,958	1,958	1,958	1,957

Total cash NOI—including Observatory and lease termination income	73,037	78,368	81,528	103,992	98,757
Less: Observatory NOI	1,512	3,916	(11,390)	(28,987)	(28,486)
Less: Lease termination income	(331)	(1,033)	(211)	(1,240)	(2,361)

Total property cash NOI—excluding Observatory and lease termination income	$74,218	$81,251	$69,927	$73,765	$67,910

Burn-off of Free Rent and Signed Leases Not Commenced

	Incremental Annual Revenue	Base Cash Rent Contributing to Cash NOI in the Following Years
Total Portfolio		2020	2021	2022	2023
Commenced leases in free rent period	$7,351	$406	$5,955	$7,351	$7,351
Signed leases not commenced	28,590	132	5,645	20,912	25,382

Total	$35,941	$538	$11,600	$28,263	$32,733

Commenced leases in free rent period

	Square Feet	Cash Rent Date	Incremental Annual Revenue	Base Cash Rent Contributing to Cash NOI in the Following Years
				2020		2021	2022	2023
Fourth quarter 2020 - 12 leases	78,302	Oct. 2020 - Dec. 2020	$2,921	$406	(1)	$2,921	$2,921	$2,921
First quarter 2021 - 8 leases	58,626	Jan. 2021 - Mar. 2021	1,928	—		1,736	1,928	1,928
Second quarter 2021 - 4 leases	41,495	Apr. 2021 - June 2021	2,502	—		1,298	2,502	2,502

			$7,351	$406		$5,955	$7,351	$7,351

Signed leases not commenced (“SLNC”)

	Square	Expected Base Rent Commencement		Incremental Annual	Base Cash Rent Contributing to Cash NOI in the Following Years
Tenant	Feet	GAAP	Cash	Revenue (2)	2020	2021	2022	2023
Winged Keel Group, Inc.	12,724	Jan. 2021	Mar. 2022	$920	$—	$—	$761	$920
Uber Technologies, Inc.	32,927	Jan. 2021	May 2021	2,300	—	1,530	2,300	2,300
Concord Music Group, Inc.	46,329	Jan. 2021	Nov. 2021	2,870	—	396	2,870	2,870
Sanne Group U.S. LLC	20,865	Jul. 2021	Jul. 2021	1,380	—	670	1,380	1,380
Berkley Insurance Company	63,173	Sept. 2021	Apr. 2023	2,870	—	—	—	2,143
Starbucks Corporation	22,916	Feb. 2022	Feb. 2022	900	—	—	820	900
LinkedIn Corporation:
LinkedIn Corporation	52,939	May 2021	Jan. 2022	3,870	—	216	3,870	3,870
LinkedIn Corporation	52,666	Nov. 2021	Nov. 2021	3,840	—	630	3,840	3,840
LinkedIn Corporation	52,574	Jul. 2022	Jul. 2022	3,840	—	—	1,908	3,840
LinkedIn Corporation	30,283	Dec. 2022	Oct. 2023	670	—	—	—	165
Target	32,579	June 2024	Oct. 2024	1,970	—	—	—	—
Other SLNC	39,423	Oct. 2020 - May 2021	Oct. 2020 - Oct. 2021	3,160	132	2,203	3,163	3,154

Total	459,398			$28,590	$132	$5,645	$20,912	$25,382

Notes:

(1)	As an example, the 2020 amount represents cash revenue contributing from the cash rent commencement date of October 2020 through December 2020. The full annual amount is realized in 2021.
(2)	Reflects new annual rent less annual rent from existing tenant in the space.

Third Quarter 2020 Property Summary - Leasing Activity by Quarter (unaudited)

	Three Months Ended
	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019
Total Portfolio
Total leases executed	18	19	35	47	25
Weighted average lease term	8.1 years	6.1 years	6.8 years	8.6 years	10.7 years
Average free rent period	5.9 months	4.4 months	4.1 months	5.3 months	6.9 months
Office
Total square footage executed	242,323	99,229	117,481	313,027	374,256
Average cash rent psf—leases executed	$50.98	$52.82	$57.29	$59.74	$62.83
Previously escalated cash rents psf	$53.74	$51.40	$52.43	$54.02	$51.10
Percentage of new cash rent over previously escalated rents	(5.1%)	2.8%	9.3%	10.6%	23.0%
Retail
Total square footage executed	5,126	14,202	31,662	32,579	14,430
Average cash rent psf—leases executed	$53.68	$145.58	$101.03	$122.78	$141.68
Previously escalated cash rents psf	$55.15	$158.58	$108.81	$60.79	$104.66
Percentage of new cash rent over previously escalated rents	(2.7%)	(8.2%)	(7.1%)	102.0%	35.4%
Total Portfolio
Total square footage executed	247,449	113,431	149,143	345,606	388,686
Average cash rent psf—leases executed	$51.04	$64.43	$66.58	$65.68	$65.76
Previously escalated cash rents psf	$53.77	$64.82	$64.40	$54.66	$53.09
Percentage of new cash rent over previously escalated rents	(5.1%)	-0.6%	3.4%	20.2%	23.9%
Leasing commission costs per square foot	$7.31	$13.52	$20.19	$19.84	$23.75
Tenant improvement costs per square foot	41.78	21.68	100.79	55.65	65.59

Total LC and TI per square foot (2)	$49.09	$35.20	$120.98	$75.49	$89.34

Occupancy	85.9%	85.6%	88.7%	88.6%	89.4%
Manhattan Office Portfolio (1)
Total leases executed	9	13	26	36	18
Office—New Leases
Total square footage executed	130,783	24,859	63,153	170,247	266,769
Average cash rent psf—leases executed	$51.93	$66.94	$62.78	$64.82	$71.36
Previously escalated cash rents psf	$48.56	$61.55	$52.56	$52.12	$53.83
Percentage of new cash rent over previously escalated rents	6.9%	8.7%	19.4%	24.4%	32.6%
Office—Renewal Leases
Total square footage executed	6,049	27,123	30,712	54,345	18,826
Average cash rent psf—leases executed	$50.48	$58.35	$60.20	$66.62	$53.83
Previously escalated cash rents psf	$60.61	$58.39	$60.02	$66.27	$53.64
Percentage of new cash rent over previously escalated rents	(16.7%)	(0.1%)	0.3%	0.5%	0.4%
Retail—New and Renewal Leases
Total square footage executed	5,126	10,702	26,432	—	14,430
Average cash rent psf—leases executed	$53.68	$149.50	$76.73	$—	$141.68
Previously escalated cash rents psf	$55.15	$150.16	$103.75	$—	$104.66
Percentage of new cash rent over previously escalated rents	(2.7%)	(0.4%)	(26.0%)	0.0%	35.4%
Total Manhattan Office Portfolio
Total square footage executed	141,958	62,684	120,297	224,592	300,025
Average cash rent psf—leases executed	$51.93	$77.32	$65.19	$65.26	$73.64
Previously escalated cash rents psf	$49.31	$75.31	$65.71	$55.54	$56.26
Percentage of new cash rent over previously escalated rents	5.3%	2.7%	-0.8%	17.5%	30.9%
Leasing commission costs per square foot	$3.80	$19.84	$20.57	$19.81	$28.93
Tenant improvement costs per square foot	17.36	39.23	107.77	70.39	78.31

Total LC and TI per square foot (2)	$21.16	$59.07	$128.34	$90.20	$107.24

Occupancy	86.9%	86.8%	89.8%	89.7%	89.6%

Third Quarter 2020 Property Summary - Leasing Activity by Quarter - (Continued) (unaudited)

	Three Months Ended
	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019
Greater New York Metropolitan Area Office Portfolio
Total leases executed	9	5	7	10	7
Total square footage executed	105,491	47,247	23,616	88,435	88,661
Average cash rent psf—leases executed	$49.84	$42.21	$38.85	$45.73	$39.08
Previously escalated cash rents psf	$59.77	$42.04	$42.23	$50.15	$42.36
Percentage of new cash rent over previously escalated rents	(16.6%)	0.4%	(8.0%)	(8.8%)	(7.7%)
Leasing commission costs per square foot	$12.02	$5.78	$7.34	$8.00	$6.22
Tenant improvement costs per square foot	74.65	—	51.56	26.02	22.53

Total LC and TI per square foot (2)	$86.67	$5.78	$58.90	$34.02	$28.75

Occupancy	80.1%	79.1%	83.0%	83.0%	88.0%
Standalone Retail Portfolio
Total leases executed	—	1	2	1	—
Total square footage executed	—	3,500	5,230	32,579	—
Average cash rent psf—leases executed	$—	$133.59	$223.86	$122.78	$—
Previously escalated cash rents psf	$—	$184.31	$134.41	$60.79	$—
Percentage of new cash rent over previously escalated rents	0.0%	(27.5%)	66.5%	102.0%	0.0%
Leasing commission costs per square foot	$—	$4.71	$69.53	$52.21	$—
Tenant improvement costs per square foot	—	—	162.60	34.47	—

Total LC and TI per square foot (2)	$—	$4.71	$232.13	$86.68	$—

Occupancy	95.2%	95.2%	95.2%	93.7%	93.7%

Notes:

(1)	Includes 506,453 rentable square feet of retail space in the Company’s nine Manhattan office properties.
(2)

Presents all tenant improvement and leasing commission costs as if they were incurred in the period in which the lease was signed, which may be different than the period in which they were actually paid.

Third Quarter 2020 Total Portfolio Expirations and Vacates Summary (unaudited and in square feet)

	Actual	Forecast (1)	Forecast (1)
	Three Months Ended		Three Months Ended
	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	Full Year 2021
Total Portfolio (2)
Total expirations	151,647	186,324	90,597	168,001	170,439	198,238	627,275
Less: broadcasting	(906)	(1,659)	—	(1,049)	—	—	(1,049)

Office and retail expirations	150,741	184,665	90,597	166,952	170,439	198,238	626,226

Renewal & relocations (3)	23,492	64,001	33,623	16,652	95,694	22,436	168,405
Short-term renewals (4)	—	—	—	—	—	—	—
New leases (5)	7,823	9,030	5,309	—	—	11,254	16,563
Tenant vacates (6)	112,393	86,607	39,014	88,565	33,060	132,715	293,354
Intentional vacates (7)	7,033	18,272	—	5,926	—	—	5,926
Holdover (8)	—	—	—	—	—	—	—
Unknown (9)	—	7,055	12,651	55,809	41,685	31,833	141,978

Total Portfolio expirations and vacates	150,741	184,965	90,597	166,952	170,439	198,238	626,226

Manhattan Office Portfolio
Total expirations	136,248	135,089	45,272	133,243	100,516	123,496	402,527
Less: broadcasting	(906)	(1,659)	—	(1,049)	—	—	(1,049)

Office expirations	135,342	133,430	45,272	132,194	100,516	123,496	401,478

Renewal & relocations (3)	13,235	49,335	5,441	10,765	57,986	2,484	76,676
Short-term renewals (4)	—	—	—	—	—	—	—
New leases (5)	7,823	9,030	5,309	—	—	11,254	16,563
Tenant vacates (6)	107,251	64,001	24,576	88,565	23,274	86,278	222,693
Intentional vacates (7)	7,033	4,009	—	5,926	—	—	5,926
Holdover (8)	—	—	—	—	—	—	—
Unknown (9)	—	7,055	9,946	26,938	19,256	23,480	79,620

Total expirations and vacates	135,342	133,430	45,272	132,194	100,516	123,496	401,478

Greater New York Metropolitan Area Office Portfolio
Office expirations	15,399	31,099	32,007	31,767	63,354	74,742	201,870

Renewal & relocations (3)	10,257	9,561	23,428	2,896	31,139	19,952	77,415
Short-term renewals (4)	—	—	—	—	—	—	—
New leases (5)	—	—	—	—	—	—	—
Tenant vacates (6)	5,142	14,712	6,039	—	9,786	46,437	62,262
Intentional vacates (7)	—	6,826	—	—	—	—	—
Holdover (8)	—	—	—	—	—	—	—
Unknown (9)	—	—	2,540	28,871	22,429	8,353	62,193

Total expirations and vacates	15,399	31,099	32,007	31,767	63,354	74,742	201,870

Retail Portfolio
Retail expirations	—	20,436	13,318	2,991	6,569	—	22,878

Renewal & relocations (3)	—	5,105	4,754	2,991	6,569	—	14,314
Short-term renewals (4)	—	—	—	—	—	—	—
New leases (5)	—	—	—	—	—	—	—
Tenant vacates (6)	—	7,894	8,399	—	—	—	8,399
Intentional vacates (7)	—	7,437	—	—	—	—	—
Holdover (8)	—	—	—	—	—	—	—
Unknown (9)	—	—	165	—	—	—	165

Total expirations and vacates	—	20,436	13,318	2,991	6,569	—	22,878

Notes:

(1)

These forecasts, which are subject to change, are based on management’s expectations, including, among other things, discussions with and other information provided by tenants as well as management’s analyses of past historical trends.

(2)

Any lease on month to month or short-term will re-appear in “Actual” in each period until tenant has vacated or renewed, and thus it would be double counted if periods were cumulated. “Forecast” avoids double counting.

(3)

For forecasted periods, “Renewals” assume tenants renew their existing leases in all or a portion of their current spaces, and “Relocations” assume tenants move within a building or within the Company’s portfolio.

(4)	Represents tenants which signed renewal leases for a term of less than six months and reappear in forecast periods in 2020.
(5)

For forecasted periods, “New Leases” represents leases that have been signed with a new tenant, a subtenant who signed a direct lease or a tenant who expanded. The lease commencement dates are provided on page 6. There may be downtime between the lease expiration and the new lease commencement.

(6)	For forecasted periods, “Tenant Vacates” assumes a tenant elects not to renew at the end of their existing lease or exercises an early termination option.
(7)

For forecasted periods, “Intentional Vacates” assumes the Company decides not to renew tenant at the end of their existing lease due to anticipated future redevelopment or for other reasons.This also may include early lease terminations.

(8)

Holdover represents a tenant that remains in its space, paying rent after the expiration of its lease, but is not anticipated to continue doing so on a monthly basis. These tenants may reappear in forecast periods in 2020.

(9)

For forecasted periods, “Unknown” represents tenants’ existing leases which do not fall into any of the above categories: Renewals & Relocations, New Leases, Tenant Vacates or Intentional Vacates and tenants’ whose intention is unknown.

Third Quarter 2020 Property Detail (unaudited)

					Annualized Rent
Property Name	Location or Sub-Market	Rentable Square Feet (1)	Percent Occupied (2)	Annualized Rent (3)	per Occupied Square Foot (4)	Number of Leases (5)
Manhattan Office Properties—Office
The Empire State Building (6)	Penn Station -Times Sq. South	2,710,823	88.1%	$146,550,142	$61.37	160
One Grand Central Place	Grand Central	1,247,532	84.9%	63,054,451	59.57	173
1400 Broadway (8)	Penn Station -Times Sq. South	916,834	89.7%	45,082,860	54.85	25
111 West 33rd Street (9)	Penn Station -Times Sq. South	641,034	97.5%	38,724,599	61.99	23
250 West 57th Street	Columbus Circle - West Side	474,120	70.4%	21,193,319	63.54	34
501 Seventh Avenue	Penn Station -Times Sq. South	461,871	80.8%	18,646,773	49.95	24
1359 Broadway	Penn Station -Times Sq. South	455,910	94.1%	24,014,932	55.96	31
1350 Broadway (10)	Penn Station -Times Sq. South	372,955	84.6%	19,058,090	60.42	53
1333 Broadway	Penn Station -Times Sq. South	295,530	81.9%	13,615,249	56.25	10

Manhattan Office Properties—Office		7,576,609	86.9%	389,940,413	59.20	533
Manhattan Office Properties—Retail
The Empire State Building (7)	Penn Station -Times Sq. South	99,572	46.7%	11,232,321	241.33	11
One Grand Central Place	Grand Central	68,733	100.0%	8,660,502	126.00	14
1400 Broadway (8)	Penn Station -Times Sq. South	20,176	77.2%	2,077,405	133.41	7
112 West 34th Street (9)	Penn Station -Times Sq. South	90,132	100.0%	23,355,572	259.13	4
250 West 57th Street	Columbus Circle - West Side	67,927	100.0%	10,385,951	152.90	8
501 Seventh Avenue	Penn Station -Times Sq. South	33,632	87.3%	2,063,501	70.29	8
1359 Broadway	Penn Station -Times Sq. South	27,506	92.9%	1,927,950	75.41	5
1350 Broadway (10)	Penn Station -Times Sq. South	31,774	95.6%	7,255,064	238.74	5
1333 Broadway	Penn Station -Times Sq. South	67,001	100.0%	9,453,204	141.09	4

Manhattan Office Properties—Retail		506,453	87.1%	76,411,470	173.18	66

Sub-Total/Weighted Average Manhattan Office Properties—Office and Retail		8,083,062	86.9%	466,351,883	66.36	599

Greater New York Metropolitan Area Office Properties
First Stamford Place (11)	Stamford, CT	778,993	85.5%	29,387,289	44.10	43
Metro Center	Stamford, CT	286,606	71.1%	12,166,650	59.70	20
383 Main Avenue	Norwalk, CT	260,546	56.1%	4,325,618	29.60	22
500 Mamaroneck Avenue	Harrison, NY	287,157	85.1%	7,380,365	30.20	29
10 Bank Street	White Plains, NY	234,941	93.3%	7,994,851	36.47	33

Sub-Total/Weighted Average Greater New York Metropolitan Area Office Properties		1,848,243	80.1%	61,254,773	41.39	147

Standalone Retail Properties
10 Union Square	Union Square	57,984	94.7%	6,671,112	121.51	11
1542 Third Avenue	Upper East Side	56,250	100.0%	4,191,658	74.52	4
1010 Third Avenue	Upper East Side	44,662	100.0%	3,634,510	81.38	2
77 West 55th Street	Midtown	25,388	100.0%	2,822,154	111.16	3
69-97 Main Street	Westport, CT	16,874	59.7%	1,116,593	110.83	3
103-107 Main Street	Westport, CT	4,330	100.0%	775,702	179.15	1

Sub-Total/Weighted Average Standalone Retail Properties		205,488	95.2%	19,211,729	98.22	24

Portfolio Total		10,136,793	85.9%	$546,818,385	$62.83	770

Total/Weighted Average Office Properties		9,424,852	85.6%	$451,195,186	$55.93	680
Total/Weighted Average Retail Properties		711,941	89.4%	95,623,199	150.16	90

Portfolio Total		10,136,793	85.9%	$546,818,385	$62.83	770

Notes:

(1)

Excludes (i) 194,929 square feet of space across the Company’s portfolio attributable to building management use and tenant amenities and (ii) 79,613 square feet of space attributable to the Company’s observatory.

(2)	Based on leases signed and commenced as of September 30, 2020.
(3)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(4)	Represents annualized rent under leases commenced as of September 30, 2020 divided by occupied square feet.
(5)

Represents the number of leases at each property or on a portfolio basis. If a tenant has more than one lease, whether or not at the same property, but with different expirations, the number of leases is calculated equal to the number of leases with different expirations.

(6)	Includes 38,912 rentable square feet of space leased by the Company’s broadcasting tenants.
(7)	Includes 5,300 rentable square feet of space leased by WDFG North America, a licensee of the Company’s observatory.
(8)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 43 years (expiring December 31, 2063).
(9)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 57 years (expiring May 31, 2077).
(10)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 30 years (expiring July 31, 2050).
(11)	First Stamford Place consists of three buildings.

Third Quarter 2020 Tenant Lease Expirations (unaudited)

Total Lease Expirations	Number of Leases Expiring (1)	Rentable Square Feet Expiring (2)	Percent of Portfolio Rentable Square Feet Expiring	Annualized Rent (3)	Percent of Annualized Rent	Annualized Rent Per Rentable Square Foot
Available	—	1,046,093	10.3%	$—	0.0%	$—
Signed leases not commenced	13	387,258	3.8%	—	0.0%	—
3Q 2020 (4)	19	109,755	1.1%	5,812,835	1.1%	52.96
4Q 2020	25	153,986	1.5%	8,785,928	1.6%	57.06

Total 2020	44	263,741	2.6%	14,598,763	2.7%	55.35
1Q 2021	28	90,597	0.9%	6,737,835	1.2%	74.37
2Q 2021	25	168,001	1.7%	9,128,562	1.7%	54.34
3Q 2021	28	170,439	1.7%	10,172,162	1.9%	59.68
4Q 2021	23	198,238	2.0%	10,022,026	1.8%	50.56

Total 2021	104	627,275	6.2%	36,060,585	6.6%	57.49
2022	109	568,108	5.6%	36,928,982	6.8%	65.00
2023	97	738,457	7.3%	45,626,160	8.3%	61.79
2024	83	804,074	7.9%	49,591,353	9.1%	61.68
2025	79	502,269	5.0%	36,681,375	6.7%	73.03
2026	56	734,397	7.2%	40,151,257	7.3%	54.67
2027	54	587,594	5.8%	35,558,870	6.5%	60.52
2028	33	1,053,272	10.4%	57,589,571	10.5%	54.68
2029	36	881,538	8.7%	62,637,217	11.5%	71.05
2030	31	699,744	6.9%	44,263,091	8.1%	63.26
Thereafter	45	1,242,973	12.3%	87,131,161	15.9%	70.10

Total	784	10,136,793	100.0%	$546,818,385	100.0%	$62.83

Manhattan Office Properties (5)
Available	—	686,905	9.1%	$—	0.0%	$—
Signed leases not commenced	9	303,011	4.0%	—	0.0%	—
3Q 2020 (4)	14	98,484	1.3%	5,217,303	1.3%	52.98
4Q 2020	19	113,722	1.5%	5,629,792	1.4%	49.50

Total 2020	33	212,206	2.8%	10,847,095	2.8%	51.12
1Q 2021	15	45,272	0.6%	2,621,869	0.7%	57.91
2Q 2021	20	133,243	1.8%	7,308,829	1.9%	54.85
3Q 2021	15	100,516	1.3%	6,416,128	1.6%	63.83
4Q 2021	15	123,496	1.6%	6,835,170	1.8%	55.35

Total 2021	65	402,527	5.3%	23,181,996	5.9%	57.59
2022	80	384,046	5.1%	22,985,349	5.9%	59.85
2023	73	534,502	7.1%	32,131,609	8.2%	60.12
2024	61	573,569	7.6%	34,475,124	8.8%	60.11
2025	48	311,075	4.1%	19,715,160	5.1%	63.38
2026	38	529,247	7.0%	30,461,096	7.8%	57.56
2027	40	447,844	5.9%	25,978,450	6.7%	58.01
2028	20	944,700	12.5%	52,880,678	13.6%	55.98
2029	23	629,621	8.3%	37,157,974	9.5%	59.02
2030	20	594,932	7.9%	35,034,690	9.0%	58.89
Thereafter	32	1,022,424	13.3%	65,091,192	16.7%	63.66

Total Manhattan office properties	542	7,576,609	100.0%	$389,940,413	100.0%	$59.20

Notes:

(1)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(2)

Excludes (i) 194,929 rentable square feet of space across the Company portfolio attributable to building management use and tenant amenities and (ii) 79,613 square feet of space attributable to the Company’s observatory.

(3)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(4)	Represents leases that are included in occupancy as of September 30, 2020 and expire on September 30, 2020.
(5)	Excludes (i) retail space in the Company’s Manhattan office properties and (ii) the Empire State Building broadcasting licenses and observatory operations.

Third Quarter 2020 Tenant Lease Expirations (unaudited)

Greater New York Metropolitan Area Office Properties	Number of Leases Expiring (1)	Rentable Square Feet Expiring (2)	Percent of Portfolio Rentable Square Feet Expiring	Annualized Rent (3)	Percent of Annualized Rent	Annualized Rent Per Rentable Square Foot
Available	—	312,172	16.9%	$—	0.0%	$—
Signed leases not commenced	1	56,146	3.0%	—	0.0%	—
3Q 2020 (4)	2	400	0.0%	7,577	0.0%	18.94
4Q 2020	4	30,699	1.7%	1,300,564	2.1%	42.37

Total 2020	6	31,099	1.7%	1,308,141	2.1%	42.06
1Q 2021	9	32,007	1.7%	1,503,529	2.5%	46.98
2Q 2021	3	31,767	1.7%	1,534,092	2.5%	48.29
3Q 2021	10	63,354	3.4%	2,735,628	4.5%	43.18
4Q 2021	8	74,742	4.0%	3,186,856	5.2%	42.64

Total 2021	30	201,870	10.9%	8,960,105	14.6%	44.39
2022	21	130,440	7.1%	4,920,036	8.0%	37.72
2023	15	157,652	8.5%	7,378,366	12.0%	46.80
2024	12	205,193	11.1%	9,275,002	15.1%	45.20
2025	24	158,765	8.6%	5,587,927	9.1%	35.20
2026	11	136,739	7.4%	5,488,274	9.0%	470.14
2027	9	83,484	4.5%	3,140,808	5.1%	37.62
2028	9	100,585	5.4%	3,473,880	5.7%	34.54
2029	6	148,939	8.1%	6,133,935	10.0%	41.18
2030	4	36,576	2.0%	1,806,175	2.9%	49.36
Thereafter	1	88,583	4.8%	3,782,124	6.4%	42.70

Total greater New York metropolitan area office properties	149	1,848,243	100.0%	$61,254,773	100.0%	$41.39

Retail Properties
Available	—	47,016	6.6%	$—	0.0%	$—
Signed leases not commenced	3	28,101	3.9%	—	0.0%	—
3Q 2020 (4)	3	10,871	1.5%	587,955	0.6%	54.08
4Q 2020	2	9,565	1.3%	1,855,572	1.9%	194.00

Total 2020	5	20,436	2.9%	2,443,527	2.6%	119.57
1Q 2021	4	13,318	1.9%	2,612,437	2.7%	196.16
2Q 2021	2	2,991	0.4%	285,641	0.3%	95.50
3Q 2021	3	6,569	0.9%	1,020,406	1.1%	155.34
4Q 2021	—	—	0.0%	—	0.0%	—

Total 2021	9	22,878	3.2%	3,918,484	4.1%	171.28
2022	8	53,622	7.5%	9,023,597	9.4%	168.28
2023	9	46,303	6.5%	6,116,185	6.4%	132.09
2024	10	25,312	3.6%	5,841,227	6.1%	230.77
2025	7	32,429	4.6%	11,378,288	11.9%	350.87
2026	7	68,411	9.6%	4,201,887	4.4%	61.42
2027	5	56,266	7.9%	6,439,612	6.7%	114.45
2028	4	7,987	1.1%	1,235,013	1.3%	154.63
2029	7	102,978	14.5%	19,345,308	20.2%	187.86
2030	7	68,236	9.6%	7,422,226	7.8%	108.77
Thereafter	12	131,966	18.5%	18,257,845	19.1%	138.35

Total retail properties	93	711,941	100.0%	$95,623,199	100.0%	$150.16

Notes:

(1)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(2)

Excludes (i) 194,929 rentable square feet of space across the Company portfolio attributable to building management use and tenant amenities and (ii) 79,613 square feet of space attributable to the Company’s observatory.

(3)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(4)	Represents leases that are included in occupancy as of September 30, 2020 and expire on September 30, 2020.

Third Quarter 2020 Tenant Lease Expirations (unaudited)

Empire State Building Office (1)	Number of Leases Expiring (2)	Rentable Square Feet Expiring (3)	Percent of Portfolio Rentable Square Feet Expiring	Annualized Rent (4) (5)	Percent of Annualized Rent	Annualized Rent Per Rentable Square Foot
Available	—	164,678	6.1%	$—	0.0%	$—
Signed leases not commenced	1	158,179	5.8%	—	0.0%	—
3Q 2020 (6)	4	14,952	0.6%	823,390	0.6%	55.07
4Q 2020	6	37,592	1.4%	2,011,559	1.4%	53.51

Total 2020	10	52,544	1.9%	2,834,949	1.9%	53.95
1Q 2021	1	2,488	0.1%	211,830	0.1%	85.14
2Q 2021	14	86,712	3.2%	4,664,587	3.2%	53.79
3Q 2021	3	16,066	0.6%	1,176,181	0.8%	73.21
4Q 2021	2	7,903	0.3%	512,671	0.3%	64.87

Total 2021	20	113,169	4.2%	6,565,269	4.5%	58.01
2022	20	108,263	4.0%	6,885,452	4.7%	63.60
2023	25	112,852	4.2%	7,681,203	5.2%	68.06
2024	18	227,133	8.4%	14,964,850	10.2%	65.89
2025	13	101,439	3.7%	6,600,804	4.5%	65.07
2026	9	122,685	4.5%	7,669,823	5.2%	62.52
2027	9	35,511	1.3%	2,089,850	1.4%	58.85
2028	6	545,722	20.1%	30,836,989	21.0%	56.51
2029	7	282,020	10.4%	17,364,861	11.8%	61.57
2030	5	205,706	7.6%	11,133,971	7.6%	54.13
Thereafter	18	480,922	17.8%	31,922,121	22.0%	66.38

Total Empire State Building office	161	2,710,823	100.0%	$146,550,142	100.0%	$61.37

Empire State Building Broadcasting Licenses and Leases	Annualized Base Rent (7)	Annualized Expense Reimbursements	Annualized Rent (4)	Percent of Annualized Rent
3Q 2020 (6)	$31,710	$13,419	$45,129	0.3%
4Q 2020	99,320	39,427	138,747	0.9%

Total 2020	131,030	52,846	183,876	1.2%
1Q 2021	—	—	—	0.0%
2Q 2021	—	4,870	4,870	0.0%
3Q 2021	—	—	—	0.0%
4Q 2021	—	—	—	0.0%

Total 2021	—	4,870	4,870	0.0%
2022	1,719,156	454,265	2,173,421	14.8%
2023	283,668	257,554	541,222	3.7%
2024	66,950	23,611	90,561	0.6%
2025	1,855,080	67,807	1,922,887	13.1%
2026	827,860	192,029	1,019,889	6.9%
2027	807,668	166,029	973,697	6.6%
2028	254,829	85,434	340,263	2.3%
2029	—	—	—	0.0%
2030	463,507	122,862	586,369	4.0%
Thereafter	6,394,911	495,542	6,890,453	46.9%

Total Empire State Building broadcasting licenses and leases	$12,804,659	$1,922,849	$14,727,508	100.0%

Notes:

(1)	Excludes retail space, broadcasting licenses and observatory operations.
(2)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(3)	Excludes 52,508 rentable square feet of space attributable to building management use.
(4)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(5)

Includes approximately $6.4 million of annualized rent related to physical space occupied by broadcasting tenants for their broadcasting operations. Does not include license fees charged to broadcasting tenants.

(6)	Represents leases that are included in occupancy as of September 30, 2020 and expire on September 30, 2020.
(7)	Represents license fees for the use of the Empire State Building mast and base rent for physical space occupied by broadcasting tenants.

Third Quarter 2020 20 Largest Tenants and Portfolio Tenant Diversification by Industry (unaudited)

			Weighted		Percent of
			Average	Total	Portfolio		Percent of
			Remaining	Occupied	Rentable		Portfolio
		Lease	Lease	Square	Square	Annualized	Annualized
20 Largest Tenants	Property	Expiration (1)	Term(2)	Feet (3)	Feet (4)	Rent (5)	Rent (6)
1. Global Brands Group	ESB, 1333 Broadway	Oct. 2023 - Oct. 2028	7.3 years	565,479	5.6%	$32,057,061	5.9%
2. LinkedIn	ESB	Dec. 2036	16.3 years	312,947	3.1%	18,515,511	3.4%
3. Li & Fung	1359 Broadway, ESB	Oct. 2021 - Oct. 2027	5.3 years	252,899	2.5%	12,785,387	2.3%
4. PVH Corp.	501 Seventh Avenue	Oct. 2028	8.1 years	237,281	2.3%	11,890,257	2.2%
5. Sephora	112 West 34th Street	Jan. 2029	8.3 years	11,334	0.1%	10,483,711	1.9%
6. Coty	ESB	Jan. 2030	9.3 years	156,187	1.5%	8,050,269	1.5%
7. Macy’s	111 West 33rd Street	May 2030	9.7 years	131,117	1.3%	7,902,959	1.4%
8. Signature Bank	1333 & 1400 Broadway	Jul. 2030 - Apr. 2035	14.1 years	124,884	1.2%	7,626,586	1.4%
9. Federal Deposit Insurance Corp.	ESB	Dec. 2024	4.3 years	119,226	1.2%	7,548,953	1.4%
10. Urban Outfitters	1333 Broadway	Sept. 2029	9.0 years	56,730	0.6%	7,452,359	1.4%
11. The Interpublic Group of Co’s, Inc.	111 West 33rd St & 1400 B’Way	Jul. 2024 - Feb. 2025	4.0 years	128,296	1.3%	7,335,059	1.3%
12. Footlocker	112 West 34th Street	Sept. 2031	11.0 years	34,192	0.3%	6,927,262	1.3%
13. Duane Reade/Walgreen’s	ESB, 1350 B’Way, 250 West 57th	Feb. 2021 -Sept. 2027	4.2 years	47,541	0.5%	6,734,755	1.2%
14. HNTB Corporation	ESB	Feb. 2029	8.4 years	105,143	1.0%	6,686,222	1.2%
15. Legg Mason	First Stamford Place	Sept. 2024	4.0 years	137,583	1.4%	6,409,614	1.2%
16. WDFG North America	ESB	Dec. 2025	5.3 years	5,300	0.1%	6,038,909	1.1%
17. Fragomen	1400 Broadway	Feb. 2035	14.4 years	107,680	1.1%	5,990,238	1.1%
18. Shutterstock	ESB	Apr. 2029	8.6 years	104,386	1.0%	5,970,510	1.1%
19. ASCAP	250 West 57th Street	Aug. 2034	13.9 years	87,943	0.9%	5,542,143	1.0%
20. The Michael J. Fox Foundation	111 West 33rd Street	Nov. 2029	9.2 years	86,492	0.8%	5,453,341	1.0%

Total				2,812,640	27.8%	$187,401,106	34.3%

Notes:

(1)	Expiration dates are per lease and do not assume exercise of renewal or extension options. For tenants with more than two leases, the lease expiration is shown as a range.
(2)	Represents the weighted average lease term, based on annualized rent.
(3)	Based on leases signed and commenced as of September 30, 2020.
(4)	Represents the percentage of rentable square feet of the Company’s office and retail portfolios in the aggregate.
(5)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(6)	Represents the percentage of annualized rent of the Company’s office and retail portfolios in the aggregate.

Portfolio Tenant Diversification by Industry (based on annualized rent)

Third Quarter 2020 Capital Expenditures and Redevelopment Program and Leasing Opportunity (unaudited and dollars in thousands)

	Three Months Ended
Capital expenditures	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019
Tenant improvements—first generation	$8,599	$4,562	$4,913	$22,479	$17,639
Tenant improvements—second generation	12,961	5,243	8,151	12,581	8,734
Leasing commissions—first generation	—	1,272	4,001	578	574
Leasing commissions—second generation	730	2,048	3,347	13,244	2,651
Building improvements—first generation	5,672	358	8,379	14,457	10,988
Building improvements—second generation	5,494	8,075	3,846	6,556	4,931
Observatory capital project (1)	498	829	1,175	17,574	18,185
Development (2)	767	525	811	—	—

Total	$34,721	$22,912	$34,623	$87,469	$63,702

Note:

(1)	Total Observatory capital project spent-to-date was $157.9 million as of September 30, 2020.
(2)	Primarily represents design and engineering costs.

Tenant space redevelopment by square feet (3) (4)

- Future redevelopment (Empire State Building) - 140,000 square feet

- Future redevelopment (other Manhattan properties) - 320,000 square feet

- Redevelopment completed – 7,510,000 square feet

Inventory of vacant space (3)

- Developed – 620,000 square feet, 91%

- Undeveloped – 60,000 square feet, 9%

Inventory of undeveloped space (3)

- Vacant – 60,000 square feet, 13%

- Expires in 2020 – 70,000 square feet, 15%

- Expires in 2021 and thereafter – 330,000 square feet, 72%

Developed 10,000 square feet in the third quarter 2020 and 90,000 square feet as of September 30, 2020 YTD.

Leasing Opportunity – Inventory of Current Vacant Space as of September 30, 2020 (in square feet)
Total Portfolio vacant space	1,433,000

Signed leases not commenced (“SLNC”):
Manhattan Office Properties SLNC	303,000
Greater New York Office Properties SLNC	56,000
Retail Properties SLNC	28,000
Redeveloped Manhattan Office space	562,000
Greater New York Office Properties space	312,000
Retail Properties space	47,000
Undeveloped Manhattan Office space	41,000
Space held off market	38,000
Other	46,000

Total	1,433,000

Notes:

(3)	These estimates are based on the Company’s current budgets and are subject to change.
(4)

Redevelopment program is for the Manhattan office assets only. Square footage based on market measurement. Developed space includes space that has been demolished and completed asbestos abatement and available for lease up or ready to be prebuilt.

Permanent building use spaces, amenity spaces and broadcasting spaces are excluded.

Third Quarter 2020 Observatory Summary (unaudited and dollars in thousands)

		Three Months Ended
Observatory NOI	Twelve Months to Date	September 30, 2020		June 30, 2020	March 31, 2020 (1)	December 31, 2019	September 30, 2019
Observatory revenue (2)	$61,779	$4,419	(7)	$86	$19,544	$37,730	$37,575
Observatory expenses	26,830	5,931		4,002	8,154	8,743	9,089

NOI	34,949	(1,512)		(3,916)	11,390	28,987	28,486
Intercompany rent expense (3)	37,071	(2,233)		4,053	11,536	23,715	23,242

NOI after intercompany rent	$(2,122)	$721		$(7,969)	$(146)	$5,272	$5,244

Observatory Metrics
Number of visitors (4)		30,000		—	422,000	894,000	1,042,000
Change in visitors year over year		(97.1%)		N/A	(29.8%)	(5.5%)	(10.7%)
Number of bad weather days during open days (“BWD”) (5)		N/A		N/A	15	22	12
Days closed due to COVID-19		19		91	15	—	—
102nd floor revenue (6)		$129		$—	$1,808	$3,375	$—

Notes:

(1)	Due to the COVID-19 pandemic, the Observatory was closed on March 16, 2020. The Observatory reopened on July 20, 2020.
(2)

Observatory revenues include the fixed license fee received from WDFG North America, the Observatory gift shop operator. For the three months ended September 30, 2020, June 30, 2020, March 31, 2020, December 31, 2019 and September 30, 2019, the fixed license fee was $1,180, $0, $1,314, $1,453 and $1,453, respectively.

(3)	The observatory pays a market-based rent payment comprised of fixed and percentage rent to the Empire State Building. Intercompany rent is eliminated upon consolidation.
(4)	Reflects the number of visitors who pass through the turnstile, excluding visitors who make a second visit on the same ticket at no additional charge.
(5)	The Company defines a bad weather day as one in which the top of the Empire State Building is obscured from view for more than 50% of the day.
(6)	Reflects revenues derived from the 102nd floor observatory which are included in total observatory revenues above.
(7)	Observatory revenue for the third quarter 2020 includes $2.0 million of deferred revenue recognized this quarter related to unused tickets and earned income from our tour and travel partners.

Annual Observatory Revenues 2015 to 2019

Note:

(1)	The 102nd floor observatory was closed for approximately nine months in 2019 for renovations.

Third Quarter 2020 Condensed Consolidated Balance Sheets (unaudited and dollars in thousands)

	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019
Assets
Commercial real estate properties, at cost:
Land	$201,196	$201,196	$201,196	$201,196	$201,196
Development costs	7,938	9,325	8,800	7,989	7,989
Building and improvements	2,925,532	2,914,528	2,913,312	2,900,248	2,830,353

	3,134,666	3,125,049	3,123,308	3,109,433	3,039,538
Less: accumulated depreciation	(927,517)	(911,546)	(886,822)	(862,534)	(829,495)

Commercial real estate properties, net	2,207,149	2,213,503	2,236,486	2,246,899	2,210,043
Cash and cash equivalents	373,088	872,970	1,008,983	233,946	293,710
Restricted cash	54,865	58,878	36,881	37,651	36,609
Tenant and other receivables, net	25,853	29,800	22,549	25,423	29,287
Deferred rent receivables, net	223,886	226,444	229,154	220,960	214,685
Prepaid expenses and other assets	50,773	68,109	40,583	65,453	41,927
Deferred costs, net	207,774	211,356	218,578	228,150	223,698
Acquired below-market ground leases, net	346,693	348,651	350,609	352,566	354,524
Right of use assets	29,154	29,205	29,256	29,307	29,355
Goodwill	491,479	491,479	491,479	491,479	491,479

Total assets	$4,010,714	$4,550,395	$4,664,558	$3,931,834	$3,925,317

Liabilities and Equity
Mortgage notes payable, net	$603,178	$603,974	$604,763	$605,542	$606,313
Senior unsecured notes, net	973,106	973,053	973,002	798,392	798,347
Unsecured term loan facility, net	387,309	387,059	386,568	264,640	264,517
Unsecured revolving credit facility, net	—	546,778	546,436	—	—
Accounts payable and accrued expenses	111,918	104,992	142,315	143,786	143,201
Acquired below-market leases, net	33,405	35,170	37,623	39,679	42,655
Ground lease liabilities	29,154	29,205	29,256	29,307	29,355
Deferred revenue and other liabilities	77,572	62,996	64,176	72,015	68,742
Tenants’ security deposits	51,257	51,130	30,543	30,560	31,841

Total liabilities	2,266,899	2,794,357	2,814,682	1,983,921	1,984,971
Total equity	1,743,815	1,756,038	1,849,876	1,947,913	1,940,346

Total liabilities and equity	$4,010,714	$4,550,395	$4,664,558	$3,931,834	$3,925,317

Third Quarter 2020 Condensed Consolidated Statements of Operations (unaudited and in thousands, except per share amounts)

	Three Months Ended
	September 30, 2020		June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019
Revenues
Rental revenue (1)	$139,909		$137,999	$148,113	$151,701	$150,225
Observatory revenue	4,419		86	19,544	37,730	37,575
Lease termination fees	331		1,033	211	1,240	2,361
Third party management and other fees	283		301	346	299	304
Other revenue and fees	1,633		1,611	2,010	3,963	2,408

Total revenues	146,575		141,030	170,224	194,933	192,873
Operating expenses
Property operating expenses	33,836		29,750	41,468	43,901	47,894
Ground rent expenses	2,331		2,332	2,331	2,332	2,331
General and administrative expenses	14,517		18,149	15,951	16,618	14,421
Observatory expenses	5,931		4,002	8,154	8,743	9,089
Real estate taxes	31,196		29,579	29,254	29,818	29,599
Impairment charges	2,103	(3)	4,101 (2)	—	—	—
Depreciation and amortization	44,733		52,783	46,093	46,409	44,260

Total operating expenses	134,647		140,696	143,251	147,821	147,594

Total operating income	11,928		334	26,973	47,112	45,279
Other income (expense)
Interest income	366		1,526	637	1,352	2,269
Interest expense	(23,360)		(23,928)	(19,618)	(18,534)	(19,426)
Loss on early extinguishment of debt	—		—	(86)	—	—
Initial public offering litigation expense	(1,165	)(4)	—	—	—	—

Income (loss) before income taxes	(12,231)		(22,068)	7,906	29,930	28,122
Income tax (expense) benefit	(38)		2,450	382	(1,210)	(1,338)

Net income (loss)	(12,269)		(19,618)	8,288	28,720	26,784
Perpetual preferred unit distributions	(1,050)		(1,047)	(1,050)	(1,041)	(234)
Net (income) loss attributable to non-controlling interests	5,115		7,872	(2,743)	(10,880)	(10,668)

Net income (loss) attributable to common stockholders	$(8,204)		$(12,793)	$4,495	$16,799	$15,882

Weighted average common shares outstanding
Basic	173,048		175,433	181,741	180,166	178,352

Diluted	280,940		283,384	292,645	296,852	298,151

Net income (loss) per share attributable to common stockholders
Basic and diluted	$(0.05)		$(0.07)	$0.02	$0.09	$0.09

Dividends per share	$—		$0.105	$0.105	$0.105	$0.105

Notes:

(1)	The following table reflects the components of rental revenue.

	Three Months Ended
Rental Revenue	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019
Base rent	$123,821	$122,374	$130,577	$130,234	$129,098
Billed tenant expense reimbursement	16,088	15,625	17,536	21,467	21,127

Total rental revenue	$139,909	$137,999	$148,113	$151,701	$150,225

The Company believes the preceding table of the components of rental revenue is not, and is not intended to be, a presentation in accordance with GAAP. The Company believes this information is frequently used by management, investors, securities analysts and other interested parties to evaluate the Company’s performance.

(2)

Reflects a non-cash write-off of prior capitalized expenditures on a combined heat and power generation project for the Empire State Building that has been rendered economically unfeasible due to New York City’s new Local Law 97.

(3)	Reflects a non-cash write-off of prior capitalized expenditures on a development project that is unlikely to continue.
(4)	Represents an accrued expense which reflects an estimated liability associated with the IPO-related litigation.

Third Quarter 2020

Funds from Operations (“FFO”), Modified Funds From Operations (“Modified FFO”), Core Funds

from Operations (“Core FFO”), Core Funds Available for Distribution (“Core FAD”) and EBITDA

(unaudited and in thousands, except per share amounts)

	Three Months Ended
	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019
Reconciliation of Net Income to FFO, Modified FFO and Core FFO
Net Income (loss)	$(12,269)	$(19,618)	$8,288	$28,720	$26,784
Preferred unit distributions	(1,050)	(1,047)	(1,050)	(1,041)	(234)
Real estate depreciation and amortization	43,029	51,096	44,430	45,298	43,303
Impairment charges, net of reimbursement	1,259	4,101	—	—	—

FFO attributable to common stockholders and non-controlled interests	30,969	34,532	51,668	72,977	69,853
Amortization of below-market ground lease	1,957	1,958	1,958	1,958	1,957

Modified FFO attributable to common stockholders and non-controlled interests	32,926	36,490	53,626	74,935	71,810
Loss on early extinguishment of debt	—	—	86	—	—
Severance expenses	805	3,008	—	—	—
IPO litigation expense	1,165	—	—	—	—

Core FFO attributable to common stockholders and non-controlled interests	$34,896	$39,498	$53,712	$74,935	$71,810

Total weighted average shares and Operating Partnership Units
Basic	280,940	283,384	292,645	296,852	298,151

Diluted	280,940	283,384	292,645	296,852	298,151

FFO attributable to common stockholders and non-controlled interests per share
Basic	$0.11	$0.12	$0.18	$0.25	$0.23

Diluted	$0.11	$0.12	$0.18	$0.25	$0.23

Modified FFO attributable to common stockholders and non-controlled interests per share
Basic	$0.12	$0.13	$0.18	$0.25	$0.24

Diluted	$0.12	$0.13	$0.18	$0.25	$0.24

Core FFO attributable to common stockholders and non-controlled interests per share
Basic	$0.12	$0.14	$0.18	$0.25	$0.24

Diluted	$0.12	$0.14	$0.18	$0.25	$0.24

Reconciliation of Core FFO to Core FAD
Core FFO	$34,896	$39,498	$53,712	$74,935	$71,810
Add:
Amortization of deferred financing costs	1,041	1,049	894	873	923
Non-real estate depreciation and amortization	1,704	1,686	1,664	1,110	958
Amortization of non-cash compensation expense	5,504	8,778	5,892	5,465	4,049
Amortization of debt discount	—	—	—	—	311
Amortization of loss on interest rate derivative	1,529	938	447	385	385
Deduct:
Straight-line rental revenues	(395)	2,710	(8,193)	(6,276)	(5,174)
Above/below-market rent revenue amortization	(679)	(1,366)	(908)	(1,530)	(1,682)
Corporate capital expenditures	(332)	(141)	(426)	(678)	(614)
Tenant improvements—second generation	(12,961)	(5,243)	(8,151)	(12,581)	(8,734)
Building improvements—second generation	(5,494)	(8,075)	(3,846)	(6,556)	(4,931)
Leasing commissions—second generation	(730)	(2,048)	(3,347)	(13,244)	(2,651)

Core FAD	$24,083	$37,786	$37,738	$41,903	$54,650

Reconciliation of Net Income to EBITDA and Adjusted EBITDA
Net income (loss)	$(12,269)	$(19,618)	$8,288	$28,720	$26,784
Interest expense	23,360	23,928	19,618	18,534	19,426
Income tax expense (benefit)	38	(2,450)	(382)	1,210	1,338
Depreciation and amortization	44,733	52,783	46,093	46,409	44,260

EBITDA	55,862	54,643	73,617	94,873	91,808
Impairment charges	1,259	4,101	—	—	—

Adjusted EBITDA	$57,121	$58,744	$73,617	$94,873	$91,808

Third Quarter 2020 Debt Summary (unaudited and dollars in thousands)

	September 30, 2020			June 30, 2020
		Weighted Average			Weighted Average
Debt Summary	Balance	Interest Rate	Maturity (Years)	Balance	Interest Rate	Maturity (Years)
Fixed rate mortgage debt	$607,882	4.10%	8.3	$608,871	4.10%	8.5
Senior unsecured notes	975,000	4.10%	9.4	975,000	4.10%	9.7
Unsecured term loan facilities (1)	265,000	3.40%	4.8	265,000	3.40%	5.1

Total fixed rate debt	1,847,882	4.02%	8.4	1,848,871	4.02%	8.6
Unsecured term loan facilities	125,000	1.65%	6.3	125,000	1.66%	6.5
Unsecured revolving credit facilities	—	—	0.9	550,000	1.26%	1.2

Total variable rate debt (2)	125,000	1.65%	1.9	675,000	1.34%	2.2

Total debt	1,972,882	4.00%	8.3	2,523,871	3.41%	6.9

Deferred financing costs, net	(9,289)			(13,007)

Total	$1,963,593			$2,510,864

Note:

(1)	LIBOR is fixed at 2.1485% for $265 million under variable to fixed interest rate swap agreements.

Available Capacity	Facility	Outstanding at September 30, 2020	Letters of Credit	Available Capacity
Unsecured revolving credit facility (1)	$1,100,000	$—	$—	$1,100,000

Covenant Summary	Required	Current Quarter	In Compliance
Maximum Total Leverage(2)	< 60%	33.2%	Yes
Maximum Secured Debt	< 40%	10.2%	Yes
Minimum Fixed Charge Coverage	> 1.50x	2.8x	Yes
Minimum Unencumbered Interest Coverage	> 1.75x	5.2x	Yes
Maximum Unsecured Leverage	< 60%	28.2%	Yes

Notes:

(1)

The unsecured revolving credit and term loan facilities have an accordion feature allowing for an increase in maximum aggregate principal balance to $2.0 billion under certain circumstances. This unsecured revolving credit facility matures in August 2021 with two additional six-month extension options.

(2)	Represents the ratio of total indebtedness to total asset value as defined and determined in accordance with the credit facility agreement.

Third Quarter 2020 Debt Detail (unaudited and dollars in thousands)

	Stated Interest Rate (%)	Effective Interest Rate (%) (1)	Principal Balance	Maturity Date	Amortization
Fixed rate mortgage debt:
Metro Center	3.59%	3.67%	$87,957	11/5/2024	30 years
10 Union Square	3.70%	3.97%	50,000	4/1/2026	Interest only
1542 Third Avenue	4.29%	4.53%	30,000	5/1/2027	Interest only
First Stamford Place (2)	4.28%	4.77%	180,000	7/1/2027	5 years interest only; 30 years thereafter
1010 Third Avenue and 77 West 55th Street	4.01%	4.21%	37,673	1/5/2028	30 years
10 Bank Street	4.23%	4.36%	32,252	6/1/2032	25 years
383 Main Avenue	4.44%	4.55%	30,000	6/30/2032	5 years interest only; 30 years thereafter
1333 Broadway	4.21%	4.29%	160,000	2/5/2033	Interest only

Total mortgage debt			607,882
Unsecured revolving credit facility	LIBOR plus 1.10%	2.03%	—	8/29/2021	Interest only
Unsecured term loan facility	LIBOR plus 1.20%	3.77%	215,000	3/19/2025	Interest only
Unsecured term loan facility	LIBOR plus 1.50%	2.99%	175,000	12/31/2026	Interest only
Senior unsecured notes:
Series A	3.93%	3.96%	100,000	3/27/2025	Interest only
Series B	4.09%	4.12%	125,000	3/27/2027	Interest only
Series C	4.18%	4.21%	125,000	3/27/2030	Interest only
Series D	4.08%	4.11%	115,000	1/22/2028	Interest only
Series E	4.26%	4.27%	160,000	3/22/2030	Interest only
Series F	4.44%	4.45%	175,000	3/22/2033	Interest only
Series G	3.61%	4.89%	100,000	3/17/2032	Interest only
Series H	3.73%	5.00%	75,000	3/17/2035	Interest only

Total / weighted average debt	4.00%	4.16%	1,972,882

Deferred financing costs, net			(9,289)

Total			$1,963,593

Notes:

(1)	The effective interest rate is composed of the stated interest rate, deferred financing cost amortization and interest associated with variable to fixed interest rate swap agreements.
(2)	Represents a $164 million mortgage loan bearing interest at 4.09% and a $16 million loan bearing interest at 6.25%.

Third Quarter 2020 Debt Maturities and Ground Lease Commitments (unaudited and dollars in thousands)

Year	Maturities (1)	Amortization	Total	Percentage of Total Debt	Weighted Average Interest Rate of Maturing Debt
2020	$—	$998	$998	0.1%	n/a
2021	—	4,090	4,090	0.2%	n/a
2022	—	5,628	5,628	0.3%	n/a
2023	—	7,876	7,876	0.4%	n/a
2024	77,675	7,958	85,633	4.3%	3.59%
2025	315,000	5,826	320,826	16.3%	3.57%
2026	225,000	6,080	231,080	11.7%	3.83%
2027	319,000	5,008	324,008	16.4%	4.21%
2028	146,092	1,877	147,969	7.5%	4.06%
2029	—	1,959	1,959	0.1%	n/a
Thereafter	837,656	5,159	842,815	42.7%	4.16%

Total debt	$1,920,423	$52,459	1,972,882	100.0%	4.00%

Deferred financing costs, net			(9,289)

Total			$1,963,593

Note:

(1)	Assumes no extension options are exercised.

Debt Maturity and Amortization Profile

Ground Lease Commitments (1)

Year	1350 Broadway (2)	1400 Broadway (3)	111 West 33rd Street (4)	Total
2020	$27	$169	$184	$380
2021	108	675	735	1,518
2022	108	675	735	1,518
2023	108	675	735	1,518
2024	108	675	735	1,518
Thereafter	1,929	26,325	38,526	66,780

	$2,388	$29,194	$41,650	$73,232

Notes:

(1)	There are no fair value market resets, no step-ups, and no escalations in the three ground lease commitments.
(2)	Expires July 31, 2050 with a remaining term, including unilateral extension rights available to the Company, of approximately 30 years.
(3)	Expires December 31, 2063 with a remaining term, including unilateral extension rights available to the Company, of approximately 43 years.
(4)	Expires May 31, 2077 with a remaining term, including unilateral extension rights available to the Company, of approximately 57 years.

Third Quarter 2020 Supplemental Definitions

Funds From Operations (“FFO”)

We compute FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts, or NAREIT, which defines FFO as net income (loss) (determined in accordance with GAAP), excluding impairment writedowns of investments in depreciable real estate and investments in in-substance real estate investments, gains or losses from debt restructurings and sales of depreciable operating properties, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs), less distributions to non-controlling interests and gains/losses from discontinued operations and after adjustments for unconsolidated partnerships and joint ventures. FFO is a widely recognized non-GAAP financial measure for REITs that we believe, when considered with financial statements determined in accordance with GAAP, is useful to investors in understanding financial performance and providing a relevant basis for comparison among REITs. In addition, FFO is useful to investors as it captures features particular to real estate performance by recognizing that real estate has generally appreciated over time or maintains residual value to a much greater extent than do other depreciable assets. Investors should review FFO, along with GAAP net income, when trying to understand an equity REIT’s operating performance. We present FFO because we consider it an important supplemental measure of our operating performance and believe that it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results of operations, the utility of FFO as a measure of its performance is limited. There can be no assurance that FFO presented by us is comparable to similarly titled measures of other REITs. FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. Although FFO is a measure used for comparability in assessing the performance of REITs, as the NAREIT White Paper only provides guidelines for computing FFO, the computation of FFO may vary from one company to another.

Modified Funds From Operations (“Modified FFO”)

Modified FFO adds back an adjustment for any above or below-market ground lease amortization to traditionally defined FFO. We consider this a useful supplemental measure in evaluating our operating performance due to the non-cash accounting treatment under GAAP, which stems from the third quarter 2014 acquisition of two option properties following our formation transactions as they carry significantly below market ground leases, the amortization of which is material to our overall results. We present Modified FFO because we consider it an important supplemental measure of our operating performance in that it adds back the non-cash amortization of below-market ground leases. There can be no assurance that Modified FFO presented by us is comparable to similarly titled measures of other REITs. Modified FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Modified FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions.

Core Funds From Operations (“Core FFO”)

Core FFO adds back to Modified FFO the following items: loss on early extinguishment of debt, acquisition expenses, severance expenses and IPO litigation expense. The Company presents Core FFO because it considers it an important supplemental measure of its operating performance in that it excludes non-recurring items. There can be no assurance that Core FFO presented by the Company is comparable to similarly titled measures of other REITs. Core FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Core FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. In future periods, we may also exclude other items from Core FFO that we believe may help investors compare our results.

Core Funds Available for Distribution (“Core FAD”)

In addition to Core FFO, we present Core FAD by (i) adding to Core FFO non-real estate depreciation and amortization, the amortization of deferred financing costs, amortization of debt discounts and non-cash compensation expenses and (ii) deducting straight line rent, recurring second generation leasing commissions, tenant improvements, prebuilts, capital expenditures, furniture, fixtures & equipment, amortization of debt premiums and above/below market rent revenue. Core FAD is presented solely as a supplemental disclosure that we believe provides useful information regarding our ability to fund our dividends. Core FAD does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Core FAD is not indicative of cash available to fund ongoing cash needs., including the ability to make cash distributions. There can be no assurance that Core FAD presented by us is comparable to similarly titled measures of other REITs.

Net Operating Income (NOI)

NOI is a non-GAAP financial measure of performance. NOI is used by our management to evaluate and compare the performance of our properties and to determine trends in earnings and to compute the fair value of our properties as it is not affected by; (i) the cost of funds of the property owner, (ii) the impact of depreciation and amortization expenses as well as gains or losses from the sale of operating real estate assets that are included in net income computed in accordance with GAAP, (iii) acquisition expenses, impairment charges, loss on early extinguishment of debt and loss from derivative financial instruments or (iv) general and administrative expenses and other gains and losses that are specific to the property owner. The cost of funds is eliminated from net operating income because it is specific to the particular financing capabilities and constraints of the owner. The cost of funds is also eliminated because it is dependent on historical interest rates and other costs of capital as well as past decisions made by us regarding the appropriate mix of capital which may have changed or may change in the future. Depreciation and amortization expenses as well as gains or losses from the sale of operating real estate assets are eliminated because they may not accurately represent the actual change in value in our office or retail properties that result from use of the properties or changes in market conditions. While certain aspects of real property do decline in value over time in a manner that is reasonably captured by depreciation and amortization, the value of the properties as a whole have historically increased or decreased as a result of changes in overall economic conditions instead of from actual use of the property or the passage of time. Gains and losses from the sale of real property vary from property to property and are affected by market conditions at the time of sale which will usually change from period to period. These gains and losses can create distortions when comparing one period to another or when comparing our operating results to the operating results of other real estate companies that have not made similarly timed, purchases or sales. We believe that eliminating these costs from net income is useful because the resulting measure captures the actual revenue, generated and actual expenses incurred in operating our properties as well as trends in occupancy rates, rental rates and operating costs. However, the usefulness of NOI is limited because it excludes general and administrative costs, interest expense, depreciation and amortization expense and gains or losses from the sale of properties, and other gains and losses as stipulated by GAAP, the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, all of which are significant economic costs. NOI may fail to capture significant trends in these components of net income which further limits its usefulness. NOI is a measure of the operating performance of our properties but does not measure our performance as a whole. NOI is therefore not a substitute for net income as computed in accordance with GAAP. This measure should be analyzed in conjunction with net income computed in accordance with GAAP. Other companies may use different methods for calculating NOI or similarly titled measures and, accordingly, our NOI may not-be comparable to similarly titled measures reported by other companies that do not define the measure exactly as we do.

EBITDA and Adjusted EBITDA

We compute EBITDA as net income plus interest expense, income taxes and depreciation. We present EBITDA because we believe that EBITDA, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of its ability to incur and service debt. EBITDA should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of our financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of its liquidity. For adjusted EBITDA, we add back impairment charges.